EXHIBIT 32.2

SECTION 1350 CERTIFICATION
OF THE CHIEF FINANCIAL OFFICER

I, Kevin Pendergest, Chief Financial Officer of Echo Healthcare Acquisition Corp. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2006

/s/ KEVIN PENDERGEST
Kevin Pendergest
Chief Financial Officer